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                                                              EXHIBIT 23.04

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

  I, ROBERT D. WALTER, hereby consent to the use in the registration statement on Form S-1 of ICON Holdings Corp., a Delaware corporation (the "Company"), to which this consent is filed as an exhibit included therewith, of my name as a person about to become a director of the Company.

DATED: December 24, 1997

                                          /s/ Robert D. Walter
                                          -------------------------------------

                                          Robert D. Walter